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                                                                    EXHIBIT 99.1



FOR IMMEDIATE RELEASE

Contacts:
INDUS INTERNATIONAL INC.                              KALT ROSEN & CO.
GARY FRAZIER, (770) 989-4188                          PIERRE HIRSCH /HOWARD KALT
GARY.FRAZIER@INDUS.COM                                415/397-2686


               Indus International Announces Further Restructuring

              UPDATES FINANCIAL GUIDANCE FOR FISCAL SECOND QUARTER

ATLANTA, AUGUST 17, 2004 - Indus International Inc. (NASDAQ: IINT), a leading provider of Service Delivery Management (SDM)(TM) solutions, today announced further restructuring of its business activities and updated its financial guidance for the current quarter ending September 30, 2004.

In its continuing efforts to reduce operating expenses, enhance cash flow and improve operating efficiencies, Indus International has further restructured certain business activities and will record a restructuring charge of up to $1.8 million during the current quarter ending September 30, 2004. The restructuring charge relates to the anticipated severance costs associated with the elimination of more than 70 positions resulting from the elimination of certain professional services personnel as part of the Company's strategic move to partner with systems integrators, a reallocation of resources to higher growth products and markets, and final consolidation of all North American accounting functions in the Company's Atlanta headquarters. The financial benefits of the business restructuring are anticipated annual expense reductions estimated within a range of $8.0 million and $9.0 million. The benefits should be ratably realized beginning with the quarter ending December 31, 2004, and will further lower Indus' breakeven point.

"This was a very difficult, but very necessary, business decision to make," said Greg Dukat, CEO and president of Indus. "Many colleagues and teammates departed the company today. However, our strategic plans call for a business model with greater financial leverage to be derived from more sales of software and less delivery of services. Inaction on the part of our management team toward realization of company goals is unfair to all of our stakeholders and the future of Indus. I believe we are much better positioned for the future after today's actions."

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OUTLOOK

For the second fiscal quarter ending September 30, 2004, the Company currently projects revenues of between $31 million and $34 million. The Company anticipates a net loss for the quarter within a range of $0.8 million and $2.8 million. The Company anticipates adjusted net income for the quarter, which excludes the planned restructuring charge of up to $1.8 million, to fall within a range of a profit of $1.0 million and a loss of $1.0 million. These projections update all financial projections previously provided for the quarter ending September 30, 2004, and assume no significant changes to the general economic environment and the capital spending environment within our markets over the near-term.

"Our financial guidance for the current quarter has been broadened to reflect our estimates of the short-term business risks that could follow today's previously unannounced actions," added Tom Williams, CFO and executive vice president of Indus. "I have no doubt as to the commitment of our management team and employees to deliver results, but it would be imprudent of us not to acknowledge some additional business risks to our short-term forecasts. In the grander scheme of things, we have taken actions to improve the business and financial prospects of Indus."

                            ABOUT INDUS INTERNATIONAL

Indus is a leading provider of Service Delivery Management (SDM) solutions, which help clients in a broad array of industries optimize the management of their customers, workforce, spare parts inventory, tools and documentation in order to maximize performance and customer satisfaction while achieving significant cost savings. Indus customer, asset and workforce management software products, professional services and hosted service offerings improve our clients' profitability by reducing costs, increasing capacity and competitiveness, improving service to their customers, facilitating billing for services and ensuring regulatory compliance. Indus solutions have been purchased by more than 400 companies in more than 40 countries, representing diverse industries -- including manufacturing, utilities, telecommunications, government, education, transportation, facilities and property management, consumer packaged goods and more. For more information, visit our Website at http://www.indus.com.


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains statements, estimates or projections that are not historical in nature and that may constitute "forward-looking statements" as defined under U.S. federal securities laws. These statements include, but are not limited to, estimated revenues and operating results for the quarter ending on September 30, 2004. These statements, which speak only as of the date given, are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our expectations or projections. These risks include, but are not limited to, projected growth in the emerging service delivery management market, market acceptance of our service delivery management strategy, current market conditions for our products and services, the capital spending environment generally, our ability to achieve growth in our asset management and customer management offerings, market acceptance and the success of our new products and enhancements and upgrades to our existing products, the success of our product development strategy, our competitive position, the ability to establish and retain partnership arrangements, our ability to develop our indirect sales channels, the successful integration of the acquisition of Wishbone Systems, Inc. including the challenges inherent in diverting our management's attention, changes in our executive management team, uncertainty relating to and the management of personnel changes, the ability to realize the anticipated benefits of our recent restructurings, timely development and introduction of new products, releases and product enhancements, current economic conditions, heightened security and war or terrorist acts in countries of the world that affect our business, and other risks identified from time to time in the Company's SEC filings. Investors are advised to consult the Company's filings with the SEC, including its 2004 Annual Report on Form 10-K, for a further discussion of these and other risks.

The information presented in this press release includes financial measures using generally accepted accounting principles ("GAAP") and using adjustments to GAAP. In particular, we have discussed certain GAAP measures adjusted to eliminate restructuring charges in the three month period ending September 30, 2004, which relate to severance costs to eliminate and consolidate over 70 positions. We have presented such non-GAAP financial measures because we believe that they are helpful for a period-to-period comparison of our results and are frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies.

Indus is a trademark of Indus International, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.



                                       ###


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                           INDUS INTERNATIONAL, INC.
             RECONCILIATION OF PROJECTED ADJUSTED NET INCOME (LOSS)
                                 (In Thousands)
                                  (Unaudited)

                                                           Three Months Ending
                                                           September 30, 2004
                                                          ---------------------
RECONCILIATION OF PROJECTED ADJUSTED NET INCOME (LOSS)*:
                                                             High         Low
                                                           --------    --------
Range of Projected Net Loss                                $   (800)   $ (2,800)
Restructuring Expenses                                        1,800       1,800
Income Tax Effect                                                --
                                                           --------    --------
Range of Projected Adjusted Net Income (Loss)              $  1,000    $ (1,000)
                                                           ========    ========


* The information presented above includes financial measures using generally accepted accounting principles ("GAAP") and using adjustments to GAAP. In particular, we have shown certain GAAP measures adjusted to eliminate restructuring charges in the three month period ending September 30, 2004, which relate to severance costs to eliminate and consolidate over 70 positions. We have presented such non-GAAP financial measures because we believe that they are helpful for a period-to-period comparison of our results and are frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies.